                                                                EXHIBIT 10.36(a)

                         [CONFIDENTIAL PORTIONS OMITTED]

                                                             [WARNER BROS. LOGO]
                                                                    WARNER BROS.
                                                               CONSUMER PRODUCTS

March 7, 2002

BAM! ENTERTAINMENT
333 West Santa Clara Avenue
Suite 716
San Jose, CA  95113
Attn:  Ray Musci

         RE: WARNER BROS. LICENSE AGREEMENT #12697-DEX (DEXTER'S LABORATORY) AMENDMENT NO. 1


Gentlemen:

This letter when fully executed shall formally amend that certain License Agreement made October 4, 2000, relative to certain rights owned and controlled by our client, Warner Bros.

By our mutual execution hereof, it is agreed as follows:

1. PARAGRAPH 1(a) LICENSED PROPERTY:: is hereby amended by adding the following:

         Action Hank for One Gameboy Advance game

         Monkey for one game platform set forth below.

2. PARAGRAPH 1(b) LICENSED PRODUCTS: is hereby amended by adding the following:

          iii)  Playstation I
          iv)   Playstation II
          v)    Microsoft X-Box
          vi)   Nintendo GameCube
          vii)  PC CD-Rom to specifically excluding educational titles
          vii)  Palm/OS cartridge to specifically excluding online distribution

         It is understood and agreed that for Licensed Product (ii) (Gameboy Advance) as set forth in the agreement Licensee can develop five original SKU's with no more than two original titles launching per year. Furthermore Licensee may develop three original SKU's (not including ports) for the Licensed Products (iii-vi) and Licensee may develop four original SKU's for Licensed Product (vii).
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3.       PARAGRAPH 1(d) MARKETING DATE: is hereby deleted and replaced with the following:

         For purposes of subdivision 15(a)(vii), the Marketing Date for Licensed Products (i-iii) and (vii and viii) shall be no later than December 31, 2002. For Licensed Products (iv-vi) shall be no later than October 1, 2003.

4.       PARAGRAPH 3 TERM: is hereby amended with the following:

         The term ("Term") of the Agreement shall terminate on September 1, 2005.

5. PARAGRAPH 4(a) GUARANTEED CONSIDERATION: is hereby amended by adding the following:

         GUARANTEED CONSIDERATION: the additional sum of $[*] payable as follows:

         DATE                                                                   AMOUNT
         ----                                                                   ------
         Upon execution of the Amendment                                        $[*]

         On or before August 1, 2002                                            $[*]

         On or before December 1, 2002                                          $[*]

         On or before June 1, 2003                                              $[*]

6. PARAGRAPH 4(b) ROYALTY PAYMENTS: royalty rate percentage is hereby amended with the following:

         For Licensed Product iii) [*] of Net Sales;

         For Licensed Product vii) and viii) [*] of Net Sales; and

         For Licensed Products iv) - vi) [*] of Net Sales for unit sales from 1 to 500,000; [*] from 500,001 to 1,000,000; and [*] from 1,000,001 and beyond.

--------
* Confidential portion omitted and filed separately with the Commission.


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                                                             [WARNER BROS. LOGO]


In all other respects, other than as noted above, the subject License Agreement and all of its terms and conditions shall continue to govern our relationship.

Please show your concurrence with the above by signing all copies and returning same to Warner Bros. Consumer Products. Upon final execution, one copy will be sent to you for your files.

This letter shall have no legal effect unless and until signed by all parties noted below.

Sincerely,                                    AGREED AND ACCEPTED:

WARNER BROS. CONSUMER PRODUCTS,               BAM! ENTERTAINMENT
a Division of Time Warner
Entertainment Company, L.P.

By:   /s/  Gary R. Simon                      By: /s/  Raymond Musci
      ------------------------------------        --------------------
      Gary R. Simon
      Senior Vice President, Business
      and Legal Affairs

Date  3/7/02                                  Date  3/8/02
      --------------------------------------        --------